UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

CLARIVATE PLC

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V88276-P45136 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. CLARIVATE PLC 70 ST MARY AXE LONDON EC3A 8BE UNITED KINGDOM CLARIVATE PLC 2026 Annual General Meeting Vote by May 13, 2026 11:59 PM EDT You invested in CLARIVATE PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 14, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 14, 2026 1:00 PM BST/8:00 AM EDT Clarivate Plc 70 St Mary Axe London EC3A 8BE United Kingdom

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V88277-P45136 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. RE-ELECTION OF DIRECTORS Nominees: 1a. Andrew Snyder For 1b. Jane Okun Bomba For 1c. Kenneth Cornick For 1d. Usama N. Cortas For 1e. Suzanne Heywood For 1f. Adam T. Levyn For 1g. Anthony Munk For 1h. Wendell Pritchett For 1i. Saurabh Saha For 1j. Matitiahu (Matti) Shem Tov For 2. APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. For 3. REAPPOINTMENT OF OUR AUDITORS, RATIFICATION OF THEIR APPOINTMENT AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS ON AN ADVISORY, NON-BINDING BASIS, AND AUTHORIZATION OF OUR BOARD OF DIRECTORS, ACTING THROUGH ITS AUDIT COMMITTEE, TO DETERMINE THE FEES TO BE PAID TO THE AUDITORS. For NOTE: The proxy when properly executed will be voted as directed therein by the shareholder. If no direction is made, the proxy will be voted “FOR” all director nominees in Proposal 1 and “FOR” Proposals 2 and 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual General Meeting.